As filed with the Securities and Exchange Commission
                        on March 23, 1998

                                            Registration No.
=================================================================

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            ---------

                             FORM 8-A

        FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
            PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                          DECS Trust III
      (Exact Name of Registrant as Specified in Its Charter)

        Delaware                         Not Applicable
 (State of Incorporation                (I.R.S. Employer
    or Organization)                   Identification No.)

  c/o Smith Barney Inc
  388 Greenwich Street
   New York, New York                         10013
  (Address of Principal                     (Zip Code)
    Executive Offices)


If this Form relates to            If this Form relates to
the registration of a              the registration of a
class of securities                class of securities
pursuant to Section 12(b)          pursuant to Section 12(g)
of the Exchange Act and is         of the Exchange Act and is
effective pursuant to              effective pursuant to
General Instruction A.(c),         General Instruction A.(d),
check the following box.           check the following box.
|_|                                |X|


Securities Act registration file number
to which this form relates:     Securities Act File No. 333-44807
                        Investment Company Act File No. 811-08615


Securities to be registered pursuant to Section 12(b) of the Act:

   Title of Each Class         Name of Each Exchange on Which
   to be so Registered         Each Class is to be Registered
   -------------------         ------------------------------
   None                        N/A


Securities to be registered pursuant to Section 12(g) of the Act

  DECS representing shares of beneficial interest in DECS Trust
                         Title of Class

Item 1. Description of Registrant's Securities to be Registered

     A description of the securities to be registered appears on pages 23 through 24 (under the caption "Description of the DECS") and pages 27 through 30 (under the caption "Certain United States Federal Income Tax Considerations") of the registrant's Prospectus (Subject to Completion) dated March 5, 1998 included in the Registration Statement on Form N-2 under the Securities Act of 1933, as amended, (File No. 333-44807) and under the Investment Company Act of 1940, as amended, (File No. 811-08615). Such description, as amended or supplemented from time to time, is hereby incorporated by reference herein. In addition, since such description has been included in the form of prospectus filed by the registrant on March 5, 1998, pursuant to Rule 497(h) under the Securities Act of 1933, such prospectus is also hereby incorporated by reference herein.



Item 2. Exhibits

     The following exhibits are incorporated herein by reference, pursuant to Rule 12b-32 of the Securities Exchange Act of 1934:

     1. Declaration of Trust of the registrant dated as of January 22, 1998 (incorporated by reference to Exhibit
2.(a)(1)(A) to the registrant's Registration Statement on Form
N-2).

     2. Certificate of Trust of the registrant dated as of January 22, 1998 (incorporated by reference to Exhibit
2.(a)(2)(A) to the registrant's Registration Statement on Form
N-2).

     3. Form of Amended and Restated Declaration of Trust dated as of March 23, 1998 (incorporated by reference to Exhibit
2.(a)(1)(B) to the registrant's Registration Statement on Form
N-2).

     4. Restated Certificate of Trust dated March 3, 1998
(incorporated by reference to Exhibit 2.(a)(2)(B) to the registrant's Registration Statement on Form N-2).

     5. Form of specimen certificate of DECS (included in Exhibit
2.(a)(1)(B)).


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


                        SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.




Dated:  March 23, 1998         DECS TRUST III


                               By: /s/ Donald J. Puglisi
                                  -------------------------
                                   Donald J. Puglisi
                                   As Managing Trustee


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